FINANCIAL AND CAPITAL RISK MANAGEMENT - Gearing ratio (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Jan. 01, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Jan. 01, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)	Jan. 01, 2015 CNY (¥)
Gearing ratio
Total liabilities (excluding deferred tax liabilities, income tax payable and deferred government grants)		¥ 132,022,668		¥ 131,916,992
Less: restricted cash, time deposits and cash and cash equivalents		(29,903,178)		(25,901,183)
Net debt		102,119,490		106,015,809
Total equity	$ 10,069,299	65,513,879	¥ 55,786,808	55,786,808	¥ 51,988,916	¥ 51,988,916	¥ 41,419,623
Add: net debt		102,119,490		106,015,809
Less: non-controlling interests	$ (4,001,572)	(26,035,429)		(17,618,510)
Total capital attributable to owners of the parent		¥ 141,597,940		¥ 144,184,107
Gearing ratio	0.72	0.72		0.74